Exhibit 99.1
Cutera, Inc. Announces Third Quarter 2021 Financial Results with Record Revenue and Issues 2021 Guidance

BRISBANE, California, November 3, 2021 ─ Cutera, Inc. (NASDAQ: CUTR) (“Cutera” or the “Company”), a leading provider of laser and other energy-based aesthetic systems for practitioners worldwide, today reported financial results for the second quarter ended September 30, 2021.

Third Quarter 2021 Financial and Operational Highlights

•Revenue was $57.4 million, an increase of 47% from the prior-year period, driven by robust performance across the business, with strength in both capital equipment and recurring revenue segments.

◦Capital Equipment revenue of $32.2 million increased 33% over the prior-year period.
◦Recurring revenue, defined as the combination of Skincare, Consumable Products, and Service, was $25.2 million, an increase of 68% over the prior-year period:

▪Skin Care revenue of $14.8 million increased 117% over prior-year period;
▪Consumable Product revenue of $3.7 million grew 60% over prior-year period, and
▪Service revenue of $6.7 million increased 14% over prior-year period.

•Gross Margin was 58.2%, compared to 55.6% in the prior-year period, driven by capital equipment and consumable volumes, reduced fixed overhead expenses and the continual progression of our margin expansion efforts;

•Operating Expenses were $32.8 million in the quarter, as compared to $23.0 million in prior-year period driven by higher selling expenses and increased R&D spending associated with new products;

•Net loss was $1.4 million, or ($0.08) per fully diluted share, compared to a net loss of $2.3 million, or ($0.13) per fully diluted share, in the prior-year period; and

•Adjusted EBITDA more than doubled to $5.1 million in the period as compared to $2.4 million in the prior-year period.

“I am pleased with the strong results achieved by our team during the third quarter, as we expand our commercial team, drive improved profitability, and maintain our laser-focus on our vital few initiatives,” commented Dave Mowry, Chief Executive Officer of Cutera, Inc. “We are encouraged by the positive momentum in capital equipment demand and the continuing improvement in global treatment volumes, despite the anticipated seasonality. Looking to the balance of 2021 and into early 2022, we are confident in the strength of our business as we continue onboarding new members of our commercial team and executing on our robust pipeline of capital equipment deals as patient volumes trend above pre-COVID levels.”

2021 Outlook
Given the strength of our results in the third quarter of 2021 and management’s confidence in our fourth quarter outlook, management is raising full-year 2021 revenue guidance to be in the range of $224 million to $228 million, up from our prior expectation of $215 million to $221 million.

Conference Call
The Company’s management will host a conference call to discuss these results and related matters today at 1:30 p.m. PT (4:30 p.m. ET). Participating on the call will be Dave Mowry, Chief Executive Officer and Rohan Seth, Chief Financial Officer.

To participate in the conference call, dial 1-877-705-6003 (domestic) or + 1-201-493-6725 (international) and refer to the Conference Code: 13723851.

The call will also be webcast and can be accessed from the Investor Relations section of Cutera’s website at http://www.cutera.com/. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

 About Cutera, Inc.

Brisbane, California-based Cutera is a leading provider of laser and other energy-based aesthetic systems for practitioners worldwide. Since 1998, Cutera has developed innovative, easy-to-use products that enable physicians and other qualified practitioners to offer safe and effective aesthetic treatments to their patients. For more information, call 1-888-4CUTERA or visit www.cutera.com.

*Use of Non-GAAP Financial Measures

In this press release, in order to supplement the Company’s condensed consolidated financial statements presented in accordance with Generally Accepted Accounting Principles, or GAAP, management has disclosed certain non-GAAP financial measures for the statement of operations and net income (loss) per diluted share. Non-GAAP adjustments include stock-based compensation, depreciation, amortization, executive and other non-recurring separation costs, customer relationship management (“CRM”) and enterprise resource planning (“ERP”) system costs, non-recurring legal and litigation costs, as well as the net tax impact of excluding these items. From time to time in the future, there may be other items that we may exclude if the Company believes that doing so is consistent with the goal of providing useful information to investors and management. The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure. The Company has not provided a reconciliation of non-GAAP guidance measures to the corresponding GAAP measures on a forward-looking basis due to the potential significant variability, limited visibility, unpredictability, or unique non-recurring nature of the items. Forward-looking non-GAAP measures include adjusted EBITDA. The Company defines adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, stock-based compensation, executive and other non-recurring separation costs, Gain on extinguishment of PPP loan, customer relationship management and enterprise resource planning system costs, and non-recurring legal and litigation costs.

Company management uses these measurements as aids in monitoring the Company’s ongoing financial performance from quarter to quarter, and year to year, on a regular basis and for benchmarking against other similar companies. Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. These non-GAAP financial measures should be considered along with, but not as alternatives to, the operating performance measure as prescribed by GAAP. Non-GAAP financial measures for the statement of operations and net income per diluted share exclude the following:

Non-cash expenses for stock-based compensation. The Company has excluded the effect of stock-based compensation expenses in calculating its non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to the Company's employees, the Company continues to evaluate its business performance excluding stock-based compensation expenses. The Company records stock-based compensation expense related to grants of options, employee stock purchase plan, and performance and restricted stock. Depending upon the size, timing and the terms of the grants, this expense may vary significantly but will recur in future periods. The Company believes that excluding stock-based compensation better allows for comparisons to its peer companies;

Depreciation and amortization. The Company has excluded depreciation and amortization expense in calculating its non-GAAP operating expenses and net income measures. Depreciation and amortization are non-cash charges to current operations;

Executive and other non-recurring separation costs. We have excluded costs associated with the resignation of former Executive Officers in calculating our non-GAAP operating expenses and net income measures. We exclude these and other non-recurring employee separation costs because we believe that these items do not reflect future operating expenses;

Customer Relationship Management. We have excluded CRM system costs related to direct and incremental costs incurred in connection with our multi-phase implementation of a new CRM solution and the related technology infrastructure costs. We exclude these costs because we believe that these items do not reflect future operating expenses and will be inconsistent in amounts and frequency making it difficult to contribute to a meaningful evaluation of our operating performance;

Enterprise Resource Planning. We have excluded ERP system costs related to direct and incremental costs incurred in connection with our multi-phase implementation of a new ERP solution and the related technology infrastructure costs. We exclude these costs because we believe that these items do not reflect future operating expenses and will be inconsistent in amounts and frequency making it difficult to contribute to a meaningful evaluation of our operating performance;

Non-recurring legal and litigation costs. We have excluded costs incurred related to third party litigation and disputes, that are of a non-recurring nature; and

The Company believes that excluding all of the items above allows users of its financial statements to better review and assess both current and historical results of operations.

Safe Harbor Statement
Certain statements in this press release, other than purely historical information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements include, but are not limited to, Cutera’s plans, objectives, strategies, financial performance and outlook, CFO and other senior leadership searches, product launches and performance, trends, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, the Company’s actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “should,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “foresee” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements are based on management's current, preliminary expectations and are subject to risks and uncertainties, which may cause Cutera's actual results to differ materially from the statements contained herein. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. There are a number of risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from the forward-looking statements contained in this press release, including those described in the “Risk Factors” section of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, the Registration Statement on Form S-,8 and other documents filed from time to time with the United States Securities and Exchange Commission by Cutera.

All information in this press release is as of the date of its release. Accordingly, undue reliance should not be placed on forward-looking statements. Cutera undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made, or to reflect the occurrence of unanticipated events. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. Cutera's financial performance for the third quarter ended September 30, 2021, as discussed in this release, is preliminary and unaudited, and subject to adjustment.

Cutera, Inc.
Anne Werdan
Director, Corporate Communications
415-657-5500
awerdan@cutera.com

CUTERA, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	September 30, 2021	June 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$162,486	$169,200	$47,047
Accounts receivable, net	30,760	25,903	21,962
Inventories	35,493	34,591	28,508
Other current assets and prepaid expenses	13,350	8,856	8,779
Total current assets	242,089	238,550	106,296

Property and equipment, net	2,205	2,148	2,299
Deferred tax asset	589	592	643
Operating lease right-of-use assets	15,269	15,919	17,076
Goodwill	1,339	1,339	1,339
Other long-term assets	6,955	5,615	5,080
Total assets	$268,446	$264,163	$132,733

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$7,259	$6,210	$6,684
Accrued liabilities	44,295	41,995	32,295
Operating leases liabilities	2,394	2,422	2,260
PPP loan payable	—	—	3,630
Deferred revenue	9,188	9,695	9,489
Total current liabilities	63,136	60,322	54,358

Deferred revenue, net of current portion	1,492	1,708	1,748
Operating lease liabilities, net of current portion	14,117	14,705	15,950
PPP loan payable, net of current portion	—	—	3,555
Convertible notes, net of unamortized debt issuance costs	134,025	133,800	—
Other long-term liabilities	333	285	242
Total liabilities	213,103	210,820	75,853

Stockholders’ equity:
Common stock	18	18	18
Additional paid-in capital	109,563	106,173	117,097
Accumulated deficit	(54,238)	(52,848)	(60,235)
Total stockholders' equity	55,343	53,343	56,880
Total liabilities and stockholders' equity	$268,446	$264,163	$132,733

CUTERA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020

Products	$50,694	$33,254	$146,056	$81,390
Service	6,690	5,878	19,585	16,350
Total net revenue	57,384	39,132	165,641	97,740

Products	20,259	14,017	59,483	40,326
Service	3,700	3,369	11,234	9,708
Total cost of revenue	23,959	17,386	70,717	50,034
Gross profit	33,425	21,746	94,924	47,706
Gross margin %	58.2%	55.6%	57.3%	48.8%

Operating expenses:
Sales and marketing	19,190	12,286	52,668	38,109
Research and development	5,802	3,432	14,764	10,294
General and administrative	7,807	7,239	23,633	23,575
Total operating expenses	32,799	22,957	91,065	71,978
Income (loss) from operations	626	(1,211)	3,859	(24,272)
Interest and other income (expense), net
Amortization of debt issuance costs	(225)	—	(492)	—
Interest on convertible notes	(768)	—	(1,737)	—
Gain on extinguishment of PPP loan	—	—	7,185	—
Other expense, net	(561)	(382)	(1,976)	(586)
Income (loss) before income taxes	(928)	(1,593)	6,839	(24,858)
Income tax expense	462	664	842	1,207
Net income (loss)	$(1,390)	$(2,257)	$5,997	$(26,065)

Net income (loss) per share:
Basic	$(0.08)	$(0.13)	$0.34	$(1.59)
Diluted	$(0.08)	$(0.13)	$0.33	$(1.59)

Weighted-average number of shares used in per share calculations:
Basic	17,945	17,603	17,860	16,368
Diluted	17,945	17,603	18,327	16,368

 CUTERA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Cash flows from operating activities:
Net income (loss)	$(1,390)	$(2,257)	$5,997	$(26,065)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Stock-based compensation	3,742	1,982	8,507	8,057
Depreciation and amortization	307	341	1,014	1,056
Amortization of contract acquisition costs	427	625	1,430	2,017
Amortization of debt issuance costs	225	—	492	—
Impairment of capitalized cloud computing costs	—	—	182	805
Change in deferred tax asset	3	(81)	54	(77)
Provision for credit losses	(391)	54	101	1,750
Loss on sale of property and equipment	37	—	(45)	—
PPP loan forgiveness	—	—	(7,185)	—
Change in right-of-use asset	1,077	249	1,681	250
Other	—	129	—	327
Changes in assets and liabilities:
Accounts receivable	(4,466)	(5,064)	(8,899)	2,209
Inventories	(968)	1,907	(6,926)	4,588
Other current assets and prepaid expenses	(4,494)	(350)	(4,571)	(1,273)
Other long-term assets	(1,767)	(1,182)	(3,487)	(1,701)
Accounts payable	1,049	(4,882)	575	(5,886)
Accrued liabilities	2,129	5,033	11,782	(5,061)
Operating lease liabilities	(1,043)	—	(1,573)	—
Deferred revenue	(723)	45	(557)	(2,398)
Net cash provided by (used in) operating	(6,246)	(3,451)	(1,428)	(21,402)

Cash flows from investing activities:
Acquisition of property, equipment and software	(12)	(339)	(382)	(774)
Disposal of property and equipment	—	—	71	—
Proceeds from sales of marketable investments	—	8,100	—	19,000
Purchase of marketable investments	—	(8,244)	—	(24,411)
Net cash used in investing activities	(12)	(483)	(311)	(6,185)

Cash flows from financing activities:
Proceeds from exercise of stock options and employee stock purchase plan	158	8	2,056	856
Proceeds from PPP loan	—	18	—	7,167
Proceeds from equity offering	—	(1)	—	28,798
Offering costs on the equity offering	—	—	—	(2,303)
Purchase of capped call	—	—	(16,134)	—
Proceeds from issuance of convertible notes	—	—	138,250	—
Payment of issuance costs of convertible notes	—	—	(4,717)	—
Taxes paid related to net share settlement of equity awards	(511)	(223)	(1,963)	(3,340)
Payments on finance lease obligations	(103)	(133)	(314)	(513)
Net cash provided by (used in) financing activities	(456)	(331)	117,178	30,665

Net increase / (decrease) in cash and cash equivalents	(6,714)	(4,265)	115,439	3,078
Cash and cash equivalents at beginning of period	169,200	33,659	47,047	26,316
Cash and cash equivalents at end of period	$162,486	$29,394	$162,486	$29,394

 CUTERA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in thousands, except percentage data)
(unaudited)

	Three Months Ended		% Change	Nine Months Ended		% Change
	September 30, 2021	September 30, 2020	2021 Vs 2020	September 30, 2021	September 30, 2020	2021 Vs 2020
Revenue By Geography:
North America	$26,710	$18,488	+44.5%	$75,794	$45,483	+66.6%
Japan	19,335	11,497	+68.2%	53,311	27,176	+96.2%
Rest of World	11,339	9,147	+24.0%	36,536	25,081	+45.7%
Total Net Revenue	$57,384	$39,132	+46.6%	$165,641	$97,740	+69.5%
Rest of World (including Japan) as a percentage of total revenue	53.5%	52.8%		54.2%	53.5%

Revenue By Product Category:
Systems
–North America	$20,680	$13,700	+50.9%	$57,353	$32,296	+77.6%
–Rest of World (including Japan)	11,511	10,421	+10.5%	38,726	28,325	+36.7%
Total Systems	32,191	24,121	+33.5%	96,079	60,621	+58.5%
Consumables	3,684	2,304	+59.9%	11,040	6,263	+76.3%
Skincare	14,819	6,829	+117.0%	38,937	14,506	+168.4%
Total Products	50,694	33,254	+52.4%	146,056	81,390	+79.5%

Service	6,690	5,878	+13.8%	19,585	16,350	+19.8%
Total Net Revenue	$57,384	$39,132	+46.6%	$165,641	$97,740	+69.5%

	Three Months Ended		Nine Months Ended
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Pre-tax Stock-Based Compensation Expense:
Cost of revenue	$330	$326	$908	$1,359
Sales and marketing	711	648	1,954	2,618
Research and development	1,020	254	1,628	1,344
General and administrative	1,681	754	4,017	2,736
	$3,742	$1,982	$8,507	$8,057

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30, 2021
	GAAP		Depreciation and Amortization	Stock-Based Compensation	CRM and ERP Implementation Cost	Severance (RIF)	Legal - Lutronic	Other Adjustments	Non-GAAP

Net revenue	$57,384		—	—	—	—	—	—	$57,384
Cost of revenue	23,959		(132)	(330)	—	—	—	445	23,942
Gross profit	33,425		132	330	—	—	—	(445)	33,442
Gross margin %	58.2%								58.3%

Operating expenses:
Sales and marketing	19,190		(549)	(711)	—	—	—	—	17,930
Research and development	5,802		(49)	(1,020)	—	—	—	—	4,733
General and administrative	7,807		(8)	(1,681)	(128)	—	(288)	—	5,702
Total operating expenses	32,799	32799	(606)	(3,412)	(128)	—	(288)	—	28,365
Income (loss) from operations	626		738	3,742	128	—	288	(445)	5,077
Interest and other income (expense), net
Amortization of debt issuance costs	(225)		—	—	—	—	—	—	(225)
Interest on convertible notes	(768)		—	—	—	—	—	—	(768)
Other expense	(561)		—	—	—	—	—	—	(561)
Total interest and other income (expense), net	(1,554)		—	—	—	—	—	—	(1,554)
Income (loss) before income taxes	(928)		738	3,742	128	—	288	(445)	3,523
Income tax expense	462		—	—	—	—	—	—	462
Net income (loss)	$(1,390)		$738	$3,742	$128	$—	$288	$(445)	$3,061

Net income (loss) per share:
Basic	$(0.08)								$0.17

Weighted-average number of shares used in per share calculations:
Basic	17,945								17,945

Operating expenses as a % of net revenue	GAAP								Non-GAAP
Sales and marketing	33.4%								31.2%
Research and development	10.1%								8.2%
General and administrative	13.6%								9.9%
	57.2%								49.4%

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30, 2020
	GAAP	Depreciation and Amortization		Stock-Based Compensation	CRM and ERP Implementation/ write-off	Severance (RIF)	Legal/Former CFO Settlement/Lutronic	Other Adjustments	Non-GAAP

Net revenue	$39,132	—		—	—	—	—	—	$39,132
Cost of revenue	17,387	(140)		(326)	—	(186)	—	—	16,735
Gross profit	21,745	140		326	—	186	—	—	22,398
Gross margin %	55.6%								57.2%

Operating expenses:
Sales and marketing	12,286	(756)		(648)	—	(25)	—	—	10,857
Research and development	3,432	(39)		(254)	—	(67)	—	—	3,072
General and administrative	7,239	(28)		(754)	—	(27)	(341)	—	6,089
Total operating expenses	22,957	(823)		(1,656)	—	(119)	(341)	—	20,018
Income (loss) from operations	(1,211)	963		1,982	—	305	341	—	2,380
Interest and other expense, net	(382)	—	0	—	—	—	—	—	(382)
Income (loss) before income taxes	(1,593)	963		1,982	—	305	341	—	1,998
Income tax expense	664	—		—	—	—	—	2	666
Net income (loss)	$(2,257)	$963		$1,982	$—	$305	$341	$(2)	$1,332

Net income (loss) per share:
Basic	$(0.13)								$0.08

Weighted-average number of shares used in per share calculations:
Basic	17,603								17,603

Operating expenses as a % of net revenue	GAAP								Non-GAAP
Sales and marketing	31.4%								27.7%
Research and development	8.8%								7.9%
General and administrative	18.5%								15.6%
	58.7%								51.2%

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Nine Months Ended September 30, 2021
	GAAP		Depreciation and Amortization	Stock-Based Compensation	CRM and ERP Implementation Cost	Severance (RIF)	Legal - Lutronic	Other Adjustments	Non-GAAP

Net revenue	165,641		—	—	—	—	—	—	$165,641
Cost of revenue	70,717		(432)	(908)	—	—	—	791	70,168
Gross profit	94,924		432	908	—	—	—	(791)	95,473
Gross margin %	57.3%								57.6%

Operating expenses:
Sales and marketing	52,668		(1,827)	(1,954)	(182)	(638)	—	—	48,067
Research and development	14,764		(133)	(1,628)	—	—	—	—	13,003
General and administrative	23,633		(56)	(4,017)	(605)	—	(979)	—	17,976
Total operating expenses	91,065	91065	(2,016)	(7,599)	(787)	(638)	(979)	—	79,046
Income (loss) from operations	3,859		2,448	8,507	787	638	979	(791)	16,427
Interest and other income (expense), net
Amortization of debt issuance costs	(492)		—	—	—	—	—	—	(492)
Interest on convertible notes	(1,737)		—	—	—	—	—	—	(1,737)
Gain on extinguishment of PPP loan	7,185		—	—	—	—	—	(7,185)	—
Other expense	(1,976)		—	—	—	—	—	—	(1,976)
Total interest and other income (expense), net	2,980		—	—	—	—	—	(7,185)	(4,205)
Income (loss) before income taxes	6,839		2,448	8,507	787	638	979	(7,976)	12,222
Income tax expense	842		—	—	—	—	—	—	842
Net income (loss)	$5,997		$2,448	$8,507	$787	$638	$979	$(7,976)	$11,380

Net income (loss) per share:
Basic	$0.34								$0.64

Weighted-average number of shares used in per share calculations:
Basic	17,860								17,860

Operating expenses as a % of net revenue	GAAP								Non-GAAP
Sales and marketing	31.8%								29.0%
Research and development	8.9%								7.9%
General and administrative	14.3%								10.9%
	55.0%								47.7%

CUTERA, INC.
RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Nine Months Ended September 30, 2020
	GAAP	Depreciation and Amortization	Stock-Based Compensation	CRM and ERP Implementation/ write-off	Severance (RIF)	Legal/Former CFO Settlement/Lutronic	Other Adjustments	Non-GAAP

Net revenue	$97,740	—	—	—	—	—	—	$97,740
Cost of revenue	50,034	(417)	(1,359)	—	(318)	—	—	47,940
Gross profit	47,706	—	1	—	—	—	—	49,800
Gross margin %	48.8%							51.0%

Operating expenses:
Sales and marketing	38,109	(2,454)	(2,617)	—	(274)	—	—	32,765
Research and development	10,294	(115)	(1,344)	—	(130)	—	—	8,704
General and administrative	23,575	(84)	(2,736)	(1,139)	(101)	(1,359)	(324)	17,831
Total operating expenses	71,978	(2,653)	(6,698)	(1,139)	(505)	(1,359)	(324)	59,300
Income (loss) from operations	(24,272)	3,070	8,057	1,139	823	1,359	324	(9,500)
Interest and other expense, net	(586)	—	—	—	—	—	—	(586)
Income (loss) before income taxes	(24,858)	3,070	8,057	1,139	823	1,359	324	(10,086)
Income tax expense	1,207	—	—	—	—	—	9	1,216
Net income (loss)	$(26,065)	$3,070	$8,057	$1,139	$823	$1,359	$315	$(11,302)

Net income (loss) per share:
Basic	$(1.59)							$(0.69)

Weighted-average number of shares used in per share calculations:
Basic	16,368							16,368

Operating expenses as a % of net revenue	GAAP							Non-GAAP
Sales and marketing	39.0%							33.5%
Research and development	10.5%							8.9%
General and administrative	24.1%							18.2%
	73.6%							60.7%

CUTERA, INC.
RECONCILIATION OF LOSS TO ADJUSTED EBITDA
(in thousands)
(unaudited)

	Three Months Ended	Nine Months Ended
	September 30, 2021

Net Income	$(1,390)	$5,997
Adjustments:
Stock-based compensation	3,742	8,507
Depreciation and amortization	738	2,448
ERP implementation cost	128	787
Severance	—	638
Legal - Lutronic	288	979
Other adjustments	(445)	(791)
Gain on extinguishment of PPP loan	—	(7,185)
Other expense	1,554	4,205
Income tax expense	462	842
Total adjustments	6,467	10,430

Adjusted EBITDA	$5,077	$16,427